                                                                    EXHIBIT 10.4











                          HUDSON VALLEY HOLDING CORP.

                            1992 STOCK OPTION PLAN

                          HUDSON VALLEY HOLDING CORP.
                            1992 STOCK OPTION PLAN


1.  PURPOSE OF THE PLAN.
    -------------------

    The purpose of the Hudson Valley Holding Corp. 1992 Stock Option Plan (the "1992 Plan") is to provide a means by which Hudson Valley Holding Corp. (the "Corporation"), through the grant of incentive stock options and nonstatutory stock options to eligible employees, directors, consultants and advisors, may attract and retain persons of ability and motivate these persons to exert their best efforts on behalf of the Corporation and any Subsidiary Corporation of the Corporation, ("Subsidiary Corporation"). For the purposes of the 1992 Plan, and any option agreement under the 1992 Plan, the term "Subsidiary Corporation" means a Subsidiary Corporation as defined by Section 424(f) of the Internal Revenue Code of 1986, as amended. It is intended that options issued under the Plan may be either incentive stock options which meet the requirements of
Section 422 of the Internal Revenue Code of 1986, as amended, or nonstatutory stock options.

2.  SHARES SUBJECT TO THE 1992 PLAN.
    -------------------------------

    Subject to the provisions of Section 5B(9) of the 1992 Plan, 275,000 shares of the common stock of the Corporation (the "Common Stock") shall be reserved and may be optioned under the 1992 Plan. The reserved shares may be authorized and unissued shares, treasury shares, or any combination of both. Subject to the provisions of Section 5B(9) of the 1992 Plan, if an option granted under the 1992 Plan expires, terminates, or is canceled for any reason, the shares of stock representing that option shall be available again under the 1992 Plan.

3.  ADMINISTRATION OF THE 1992 PLAN.
    -------------------------------

    The 1992 Plan shall be administered by the Compensation Committee of the Corporation (the "Committee"). The Committee shall have plenary authority in its sole discretion, subject to and not inconsistent with the express provisions of the 1992 Plan, to grant options; to determine the purchase price of the Common Stock covered by each option, the term of each option, the employees, directors, consultants, and advisors to whom, and the time or times at which, options shall be granted, and the number of shares to be covered by each option; to designate options as incentive stock options or nonstatutory stock options; to interpret the 1992 Plan; to prescribe, amend, and rescind rules and regulations relating to the 1992 Plan; to determine the terms and provisions of the option agreements (which need not be identical) for options granted under the 1992 Plan; and to make all other determinations deemed necessary or advisable for the administration and operation of the 1992 Plan.

    The Committee shall keep minutes of its meetings. All actions of the Committee shall be taken by a majority of its members. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all persons who have received awards, the Corporations, any Subsidiary Corporation, and all other interested persons.

4.  ELIGIBILITY AND GRANT OF OPTIONS UNDER THE 1992 PLAN.
    ----------------------------------------------------

    A. Incentive stock options may be granted to any employee of the Corporation or of any Subsidiary Corporation who is a signatory to a Stock Restriction Agreement with respect to all of his or her common stock, including all stock presently owned, or hereinafter acquired. This Agreement will be substantially in the form of Exhibit "A", attached hereto. No incentive stock option may be granted to any employee who at the time of such grant owns more than 10 percent of the total combined voting power of all classes of stock of the Corporation or of any Subsidiary Corporation.

    B. Nonstatutory stock options may be granted to any director, consultant, or advisor of the Corporation or of any Subsidiary Corporation who is not an employee of either the Corporation or of any Subsidiary Corporation and who is a signatory to a Stock Restriction Agreement with respect to all of his or her common stock, including all stock presently owned, or hereinafter acquired. This Agreement will be substantially in the form of Exhibit "A", attached hereto.

5.  TERMS AND CONDITIONS OF OPTIONS GRANTED UNDER THE 1992 PLAN
    -----------------------------------------------------------

    Each option granted under the 1992 Plan shall be evidenced by a written agreement in a form determined by the Committee. Such agreement shall be subject to the following express terms and conditions, and such other terms and conditions as the Committee may deem appropriate.

    A.  IDENTIFICATION OF OPTION STATUS AND OPTION PERIOD.
        -------------------------------------------------

          Each option agreement shall identify the status of the option as an incentive stock option intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended, or as a nonstatutory stock option. An incentive stock option and a nonstatutory stock option may not be granted subject to a tandem exercise arrangement. Each option agreement shall specify the period for which the option thereunder is granted and shall provide that the option shall expire at the end of such period. The period for which an option is granted may not exceed 10 years from the date of the grant of the option.

    B.  EXERCISE OF OPTION.
        ------------------
        (1) BY AN OPTIONEE WHILE AN EMPLOYEE. DIRECTOR, CONSULTANT OR ADVISOR.
            -----------------------------------------------------------------
Subject to the provisions of this Section 5B of the 1992 Plan, each option shall be exercisable by an optionee while an employee, director, consultant, or advisor of the Corporation or of any Subsidiary Corporation from time to time over a period beginning on the date of the grant of the option and ending on the earliest of the expiration, termination, or cancellation of the option; provided, however, that the Committee may, by the provisions of any option agreement, limit the period of time during which the option is exercisable and limit the number of shares purchasable in any period of time during which the option is exercisable.

        (2) EXERCISE IN THE EVENT OF DEATH OR DISABILITY
            --------------------------------------------

            a.   DEATH - If an optionee under an incentive stock option dies
                 -----
                 while an employee of the Corporation or of any Subsidiary Corporation, or if an optionee under a nonstatutory stock option dies while a director, consultant or advisor of the Corporation or of any Subsidiary Corporation, his or her option(s) under the 1992 Plan may be exercised by the estate of the deceased optionee or by any person who acquired such option(s) by bequest or inheritance or by reason of the death of the optionee within the twelve (12) months immediately following his or her death, and to the extent that the deceased optionee was entitled to exercise such option(s) on the date of his or her death; provided, however, that no option may be exercised after the fixed period of that option.

            b.   DISABILITY - If an optionee under an incentive stock option
                 ----------
                 ceases to be an employee of the Corporation or of any Subsidiary Corporation, or if an optionee under a nonstatutory stock option ceases to be a director consultant or advisor of the Corporation or of any Subsidiary Corporation, because of a disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, his or her right to exercise the option(s) under the 1992 Plan may be exercised by him or her, his or her attorney-infact or conservator, within the 12 months immediately following the date when he or she ceases to be an employee, director, consultant or advisor to the extent that the optionee was entitled to exercise such option(s) on the date when his or her employment with, directorship of, or engagement as a consultant or advisor by the Corporation or any Subsidiary Corporation ceases; provided, however, that no option may be exercised after the fixed period of that option and that the exercise of any incentive stock option by an attorney-infact or conservator of the optionee does not disqualify that option as an incentive stock option under
                 Section 422 of the Internal Revenue Code of 1986, as amended.


    As to all employee optionees, if the disability leave does not exceed 90 days, the optionee will be deemed to be in the continuous employment of his or her employer during the leave period. However, if the disability leave exceeds 90 days, the optionee will be deemed to have terminated his or her employment on the 91st day of that leave, and will not, pursuant to Section

22(E) 3, continue to accrue hours of service, unless reemployment is guaranteed by statute or contract.



            (3)  TERMINATION OF EMPLOYMENT.
                 -------------------------

                 If an optionee under an incentive stock option ceases to be an employee of the Corporation or of any Subsidiary Corporation, for any reason other than death or disability, his or her right to exercise eligible option(s) as of the date of termination under the 1992 Plan may be exercised by him or her within the 3 months immediately following the date of his or her termination of employment, or the expiration date of any mutually agreed salary continuation agreement, to the extent that the optionee was entitled to exercise such option(s) at the date of his or her termination of employment; provided, however, that no option may be exercised after the fixed period of that option; provided further, that if an optionee ceases to be an employee of the Corporation or of any Subsidiary Corporation because he or she voluntarily terminates his or her employment or because his or her employment is involuntarily terminated by the corporation or of any Subsidiary Corporation as a result of his or her willful misconduct, as determined in the sole discretion of the Committee, all right to exercise the option(s) under the 1992 Plan shall terminate on the date his or her employment ceases.

     Amendment (in bold lettering) approved October 16,1995

            (4) TERMINATION OF DIRECTORSHIP OR OF ENGAGEMENT AS A CONSULTANT OR
                ---------------------------------------------------------------
ADVISOR. If an optionee under a nonstatutory option ceases to be a director,
-------
consultant or advisor of the Corporation or of any Subsidiary Corporation for any reason other than his or death or disability, his or her right to exercise the option(s) under the

1992 Plan may be exercised within the 3 months immediately following the date when his or directorship terminates or when his or her engagement as a consultant or advisor terminates, to the extent that the optionee was entitled to exercise such option(s) at the date of that termination; provided, however, that no option may be exercised after the fixed period of that option; provided further, that if an optionee ceases to be a director, consultant, or advisor of the Corporation or of any Subsidiary corporation because he or she voluntarily resigns from his or her directorship or from his or her engagement as a consultant or advisor or because he or she is removed for cause by the shareholders of the Corporation or of any Subsidiary Corporation, or by the board of directors of the Corporation or of a Subsidiary Corporation in the case of a consultant or advisor, all right to exercise the option(s) under the 1992 Plan shall terminate on the date when his or her directorship or engagement as a consultant or advisor ceases.


            (5)  OPTION PRICE. The option price per share shall be determined
                 ------------
in good faith by the Committee at the time an option is granted and shall be not less than 100 percent of the fair market value of a share of the Common Stock of the Corporation on the date of the grant. Each option shall provide that the optionee agrees that the option price per share is determined in good faith by the Committee at the time when that option is granted as not less than 100 percent of the fair market value of a share of the Common Stock of the Corporation on the date of the grant.

            (6)  PAYMENT OF PURCHASE PRICE UPON EXERCISE. Each option shall
                 ---------------------------------------
provide that the purchase price of the shares for which an option may be exercised shall be paid in cash to the Corporation at the time of exercise.

            (7) NONTRANSFERABILITY. No option granted under the 1992 Plan shall
                ------------------
be transferable other than by a will of an optionee or by the laws of descent and distribution. During his or her lifetime, an option shall be exercisable only by an optionee or by the optionee's attorney-in-fact or conservator, unless in the case of an incentive stock option, such exercise by the attorney-infact or conservator of the optionee would disqualify the option as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended.


            (8) INVESTMENT REPRESENTATION. The shares of stock to be issued upon
                -------------------------
the exercise of all or any portion of any option granted under the 1992 Plan shall be issued on the condition that the optionee represents that the purchase of stock upon exercise of the option shall be for investment purposes and not with a view to resale, distribution, offering, transferring, mortgaging, pledging, hypothecating, or otherwise disposing of any such stock under circumstances which would constitute a public offering or distribution under the Securities Act of 1933 or the applicable securities laws of any state. No shares of stock shall be issued upon the exercise of any option unless the Corporation shall have received from the optionee a written statement satisfactory to the Corporation, or its counsel, containing the above representations, stating that certificates representing such shares may bear a legend restricting their transfer, and stating that the Corporation's transfer agent or agents may be given instructions to stop transfer of any certificate bearing such legend; provided, however, that such representation and restrictions shall not be required if (a) an effective registration statement for such shares under the Securities Act of 1933 and any applicable state laws has been filed with the Securities and Exchange Commission and with the appropriate agency or commission of any state whose laws apply to the transaction, or (b) the Corporation has received an opinion of counsel satisfactory to the Corporation, or its counsel, that registration is not required under the Securities Act of 1933 or under the applicable securities laws of any state.

            (9)  ADJUSTMENTS. Notwithstanding any other provision of the 1992
                 -----------
Plan, in the event of any change in the outstanding Common Stock of the Corporation by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, rights offering to purchase the Common Stock at a price substantially below fair market value, or of any similar change affecting the Common Stock, the number and kind of shares which thereafter may be optioned and sold under the 1992 Plan and the number and kind of shares subject to option in outstanding option agreements and the purchase price per share thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for an optionee under the 1992 Plan.

            (10) NO RIGHTS AS A SHAREHOLDER. No optionee shall have any right as
                 --------------------------
a shareholder with respect to any share subject to his or her option under the 1992 Plan prior to the date of issuance to him or her of a certificate for such share.

            (11) NO RIGHTS TO CONTINUED DIRECTORSHIP OR ENGAGEMENT AS A
                 ------------------------------------------------------
CONSULTANT OR ADVISOR. The 1992 Plan and any option granted under the 1992 Plan
---------------------
shall neither confer upon any optionee any right with respect to continuance of any directorship or engagement as a consultant or advisor of the Corporation or of any Subsidiary Corporation, nor shall it interfere in any way with the right of the shareholders, or the board of directors of the Corporation or of a Subsidiary Corporation in the case of a consultant or advisor, to remove him or her at anytime.


            (12) NO RIGHTS TO CONTINUED EMPLOYMENT. The 1992 Plan and any option
                 ---------------------------------
granted under the 1992 Plan shall neither confer upon any optionee any right with respect to continuance of employment by the Corporation or by any Subsidiary Corporation, nor shall it interfere in any way with the right of his or her employer to terminate his or her employment at any time.

            (13) REORGANIZATION. MERGER, CONSOLIDATION, DISSOLUTION,
                 --------------------------------------------------
LIQUIDATION, OR SALE OF ASSETS. Upon a reorganization in which the Corporation
------------------------------
is not the surviving Corporation, all unexercised options under the 1992 Plan shall be canceled as of the effective date of the reorganization; provided, however, that the Committee shall give to an optionee, or the holder of the option(s) granted under the 1992 Plan, at least 15 days' written notice of the reorganization and during the period beginning when the optionee, or the holder of the option(s), shall have the right to exercise the unexercised option(s) under the 1992 Plan without regard to employment or directorship tenure requirements or installment exercise limitations, if any; provided further, however, that the option(s) may not be exercised after the period provided in either Section 5A or 5B of the 1992 Plan. For the purposes of the 1992 Plan, and any option agreement under the 1992 Plan, the term "reorganization" shall mean any merger, consolidation, sale of substantially all of the assets of the Corporation, or sale of the securities of the. Corporation pursuant to which the Corporation is or becomes a wholly-owned subsidiary of another Corporation after the effective date of the reorganization.

                 (14) STOCK RESTRICTION AGREEMENT.  The Corporation shall not be
                      ---------------------------
     required to or deliver any shares of Common Stock upon the exercise of any option granted under the 1992 Plan until the optionee, or the holder of the option(s) becomes a signatory to a stock restriction agreement with respect to all of his or her Common Stock, including all shares presently owned or hereinafter acquired. This Agreement will be substantially in the form of Exhibit "A", attached hereto.

     6.  COMPLIANCE WITH LAWS AND REGULATIONS.
         ------------------------------------

        The 1992 Plan, the grant and exercise of options under the 1992 Plan, and the obligation of the Corporation to sell and deliver shares under such options, shall be subject to all applicable federal and state laws and rules and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification or such shares under any federal or state law or any ruling or regulation of any governmental body which the Corporation shall, in its sole discretion, determine to be necessary or advisable.

     7.  AMENDMENT AND DISCONTINUANCE.
         ----------------------------

         The Committee may amend, suspend, or discontinue the 1992 Plan; provided, however, that no action of the Committee may (a) increase the number of shares reserved for options pursuant to Section 2 or (b) permit the granting of options which expire beyond the period provided for in Section 5B (7). Without the written consent of an optionee, no amendment or suspension of the 1992 Plan shall alter or impair any option previously granted to him or her under the 1992 Plan.

     8.  EFFECTIVE DATE.
         --------------

         The effective date of the 1992 Plan is July 27, 1992. The 1992 Plan was approved by a majority of the shareholders of the Corporation on October 20,1992.

         On April 7, 1994, the Committee amended and restated the 1992 Plan pursuant to Section 7. No option shall be granted under the 1992 Plan after July 26, 2002.


     9.  NAME OF THE 1992 PLAN.
         ---------------------

         The Plan shall be known as the "Hudson Valley Holding Corp. 1992 Stock Option Plan".


     10. EFFECT OF THE PLAN ON OTHER STOCK PLANS.
         ---------------------------------------

         The adoption of the 1992 Plan shall have no effect on awards made or to be made pursuant to other stock plans covering directors, officers, employees, or advisors of the Corporation, any Subsidiary Corporation, a parent corporation, or any predecessors or successors thereto.

         The foregoing constitutes the entire agreement known as the Hudson Valley Holding Corp. Stock Option Plan of 1992 .

     Amendment (in bold lettering) approved October 16, 1995

                             SHAREHOLDER AGREEMENT

                                  EXHIBIT "A"

                             SHAREHOLDER AGREEMENT

     This Agreement (the "Agreement") is made and entered into this _____ day of ________________,199 , by and among Hudson Valley Holding Corp., a New York Corporation (the "Company"), and _______________________ ("Stockholder").

                                   RECITALS

     A. WHEREAS, Stockholder may now own or may hereinafter own shares of common stock of the Company (the "Shares") and has received options under the Hudson Valley Holding Corp. 1992 Stock Option Plan (the "1992 Plan"); and

     B. WHEREAS, the terms of the 1992 Plan require that all shares now, or hereinafter acquired, either by option or otherwise be subject to the provisions of a stock restriction agreement at the time of any grant of any option under the 1992 Plan; and

     C. WHEREAS, the parties hereto desire to promote, protect, and preserve their mutual interests and the interests of the Company by showing continuity of share ownership and corporate control, and by imposing certain restrictions and obligations upon themselves, the Company and the Shares.

                                  AGREEMENTS

     NOW, THEREFORE, in consideration of the mutual promises contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     1. Right of First Refusal. The Stockholder shall not sell, assign,
        ----------------------
transfer, or give, or in any manner, dispose of (gifts to family members excepted, provided however, that the donee must become a signatory to the Stock Restriction Agreement) all or any part of his or her Shares, now owned or hereafter acquired, or any right or interest therein, whether voluntarily or by operation of law, without first giving to the Company written notice by Certified or Registered Mail (the "Sale Notice") of his or her receipt of an offer from a prospective purchaser. The Sale Notice must be in writing, giving the name and address of the prospective purchaser, the number of Shares involved, and the terms of such purchase.

     Within ten (10) days after receipt of the Sale Notice by the Company, the Company, by action of its Board of Directors or its designated committee, may elect to purchase all, but not less than all, of such Shares offered for disposition, or may elect to designate a person, including an officer, director or employee of the Company, to purchase all but not less than all of such Shares. The purchase price for any Shares purchased under the terms of this Agreement shall be on the same terms and conditions as that offered by the prospective purchaser.

     2. Termination of Restrictions. If all of the Shares of the Stockholder or
        ---------------------------
transfer desiring to make a disposition thereof are not purchased by the Company or its designee in accordance with the provisions of Paragraph 1 hereof, then all restrictions imposed by this

Agreement upon the unsold Shares shall terminate and the Stockholder desiring to make a disposition therefor shall be free to sell the unsold Shares to the prospective purchaser at the price and terms set forth in the original offer, at any time within twenty (20) days thereafter; provided, however, that at the end of the twenty (20) day period, all restrictions shall again be applicable in the same manner and under the same terms as set forth in this Agreement.

     3.  Terms of the Purchase.
         ---------------------

         A. Closing. The consummation of the purchase and sale of the Shares shall be referred to as the "Closing", and should take place at a time and place as to which the parties shall agree, but in no event shall it occur more than twenty (20) days after the Company receives the Sale Notice pursuant to Paragraph 1 of this Agreement.

         B. Transfer of Shares. At such time as the agreed consideration has been paid and delivered to the selling Stockholder or his estate, the Shares shall be transferred to the purchaser.

         C. Payment of Purchase Price. The purchase price for any shares purchased pursuant to this Agreement shall be paid, either in cash or certified funds.

     4.  Endorsement on Share Certificate. Each certificate representing shares
         --------------------------------
of the Company shall have endorsed conspicuously on its face a legend in substantially the following form:

             (i) SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO

                    AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ("THE ACT"), OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

             (ii) THE OFFER, SALE, TRANSFER, OR OTHER DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY AND SUBJECT TO THE TERMS OF THAT CERTAIN SHAREHOLDER AGREEMENT DATED _________ 1992, INCLUDING ANY AMENDMENTS THERETO, AND NOT BE AFFECTED IN CONTRAVENTION OF THE PROVISIONS OF SUCH AGREEMENT. A COPY OF SUCH MAY AGREEMENT WILL BE FURNISHED TO THE HOLDER HEREOF BY THE SECRETARY OF THE COMPANY UPON WRITTEN REQUEST.

     5.  Miscellaneous.
         -------------

         A. Binding Effect. This Agreement shall be binding upon the parties to this Agreement and upon their respective heirs, legatees, personal representatives, successors, assigns and donees.

     B. No Waiver. No waiver of any breach or default under this Agreement shall be considered valid unless in writing, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

     C. Amendment. This Agreement may only be amended by written instrument executed by both parties hereto.

     D. Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties with respect to the transaction contemplated pursuant to this Agreement, and supersedes all prior agreements, arrangements and understandings related to its subject matter among the parties.

     E. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall constitute the same document.

     F. Governing Law. The laws of the State of New York shall govern this Agreement and the construction of its terms. If any provision is unenforceable or invalid for any reason, the remainder of this Agreement shall continue in effect.

     G. Enforcement. If a stockholder proposes to make a transfer of any shares by assignment, pledge, sale, gift or other transfer in violation of the terms of this Agreement, the Company may apply to any court for injunctive order prohibiting such proposed transfer except in compliance with the terms of this Agreement. The Company may institute or maintain proceedings against the violating stockholder to compel specific performance of this Agreement. Any attempt to transfer the Shares in violation of this Agreement shall be void.

     H. Notices. Any notice required or permitted to be given under this Agreement shall be sufficient if in writing and if sent by Certified or Registered Mail to:

                            As to the "Company" to:

                            Chairman of the Board
                            HudsonValley Holding Corp.
                            21 Scarsdale Road
                            Yonkers, New York 10707

                            As to the"Stockholder" to:

                                    (Name)
                            --------------------- -------
                                   (Address)
                            ---------------------
                                   (Address)
                            ---------------------

   Any party, by notice given as provided above, may change the address to which his, her, or its future notices shall be sent.

     I. Termination. This Agreement shall terminate upon the unanimous written agreement of the parties hereto.

     IN WITNESS WHEREOF, the Company and the Stockholder have executed this Agreement effective as of the date first above written.

                                    HUDSON VALLEY HOLDING CORP.


                                    BY:__________________________________


                                    STOCKHOLDER:


                                    BY:__________________________________

STATE OF NEW YORK      )
                       )  ss.:
COUNTY OF WESTCHESTER  )

     On the          day of                , 199 , before me personally came
___________________ to me known, who, being by me duly sworn, did depose and say that he resides at ____________ _____________________; that he is the
______________ of HUDSON VALLEY HOLDING CORP., the corporation described in and which executed the foregoing instrument; that he knows the seal of said Corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said Corporation, and that he signed his name thereto by like order.

                                           ______________________________



STATE OF NEW YORK      )
                       )  ss.:
COUNTY OF WESTCHESTER  )

     On the      day of              , 199 , before me personally came
___________________ to me known to be the individual described in and who executed the foregoing instrument, and acknowledged that he executed the same.


                                           ______________________________